freshpet
pets · people · planet

Q4 2022

EARNINGS

February 27, 2023



FORWARD LOOKING STATEMENTS & NON-GAAP MEASURES

Forward-Looking Statements

Certain statements in this presentation by Freshpet, Inc. (the "Company") constitute "forward-looking" statements, which include any statements related to the the Freshpet Kitchens Expansion, our long-term capacity planning, our net sales and Adjusted EBITDA guidance and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including our long-term capacity planning, and most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales (Adjusted EBITDA Margin), Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, non-cash share-based compensation, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment, COVID-19 expenses and organization changes designed to support long-term growth objectives.

Effective with Q3 2022 results, the definition of Adj. EBITDA has changed

FORWARD LOOKING STATEMENTS & NON-GAAP MEASURES

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, COVID-19 expense and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, COVID-19 expense and organization changes designed to support long term growth objectives.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures represent the Company's guidance for fiscal year 2023. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.


NOURISHING PETS, PEOPLE AND PLANET

freshpet

FRESHPET STRENGTHENS THE BOND BETWEEN **PEOPLE** AND OUR **PETS** SO THAT WE BOTH LIVE LONGER, HEALTHIER AND HAPPIER LIVES WHILE BEING KIND TO THE **PLANET.**

PROGRESS REPORT



Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in SG&A
Leverage Scale in COGS
Drive Efficiencies in Logistics
2027
freshpet
THE FUTURE IS FRESH
UNLEASHING GROWTH. SCALING PROFITS.



STRONG FINISH TO 2022 THAT DELIVERED **STRONGEST YEAR OF GROWTH SINCE THE COMPANY WENT PUBLIC IN 2014**

FRESHPET Q4 NET SALES
($ millions)



$115.9
+37%
$165.5
+43%
2021
2022

FRESHPET FY 2022 NET SALES
($ millions)



$425.5
+33%
$595.3
+40%
2021
2022

6th consecutive year of accelerating growth

CONTINUING TO DRIVE HH PENETRATION **GROWTH TOWARDS 20MM HH GOAL**

Growth amongst **heavy & super heavy users is even stronger**

FRESHPET PENETRATION GROWTH (HH's)



4,425,856
5,675,057
7,210,484
8,231,677
9,570,744
2018
2019
2020
2021
2022

Source: Numerator data through 12/31/2022

BETTER THAN EXPECTED NET SALES AND PLANT START-UP EXPENSES, AND IMPROVED OPERATING PERFORMANCE **DELIVERED STRONG Q4 ADJ. EBITDA**



FRESHPET Q4 ADJ. EBITDA
($ millions)
$7.6
-16%
$18.8
+148%
2021
2022



FRESHPET FY 2022 ADJ. EBITDA
($ millions)
$35.0
-7%
$20.1
-43%
2021
2022

STRONG IMPROVEMENT ON **INPUT COSTS/PRICING, QUALITY AND LOGISTICS** DROVE **SIGNIFICANT ADJ. EBITDA IMPROVEMENT**

INPUT COSTS
(% of net sales)


36.1%
36.8%
34.7%
33.6%
Q1
Q2
Q3
Q4

QUALITY COSTS
(% of net sales)


6.1%
4.7%
6.2%
4.7%
Q1
Q2
Q3
Q4

LOGISTICS
(% of net sales)


9.9%
11.5%
12.2%
9.4%
Q1
Q2
Q3
Q4

ALIGNING LONG-TERM GROWTH WITH PRUDENT CAPITAL EXPENDITURES

PREVIOUS PROJECTED CAPITAL SPENDING ($ millions)


$290
$230
2022
2023

PROJECTED CAPITAL SPENDING
($ millions)


$230
$240
2022
2023

- Reduced projected capital spending over 2022/2023 by a total of $50 million vs. November guidance.

Source: Company estimates

ENNIS KITCHEN:
START-UP IS ON-TRACK

- 33 rolls sku's qualified for production
- Rolls production and shipments ahead of plan
- Bag line start-up is on track to ship finished product in Q2
- Chicken processing operation is on-track for start-up in Q2


freshpet

Q4 & FY 2022 RESULTS



NET SALES GROWTH DRIVEN BY **VOLUME, PRICING/MIX AND TRADE INVENTORY RE-FILL**

Q4 2022 NET SALES BRIDGE


12%
21%
10%
43%
Volume
Pricing/Mix
Trade Inventory Re-fill
Net Sales Growth

FY 2022 NET SALES BRIDGE


21%
16%
3%
40%
Volume
Pricing/Mix
Trade Inventory Re-fill
Net Sales Growth

Source: Nielsen consumption data thru 12/31/22 and internal sales data

EXCLUDING PLANT START-UP **EXPENSES & TIMING MISMATCH ON PRICING/COMMODITIES, ADJ. GROSS MARGIN IS FLAT VS YA**

Q4 2022 ADJ. GROSS MARGIN

FY 2022 ADJ. GROSS MARGIN


40.6%
Q4 2021
35.6%
2.5%
4.8%
33.0%
Q4 2022
27.6%
Pricing/cost mismatch
Plant start-up expense
Reported Adj. Gross Margin
Gross Margin (GAAP)
43.4%
2021
38.1%
3.1%
4.4%
36.0%
2022
31.3%

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, non-cash share-based compensation and COVID-19 expenses

DELIVERED SIGNIFICANT ADJ. SG&A LEVERAGE EXCLUDING MEDIA & LOGISTICS

Q4 2022 ADJ. SG&A LEVERAGE



34.1%
11.4%
11.9%
-20 bps
22.4%
Freight costs: -140 bps
11.2%
1.9%
Q4 2021
Q4 2022
42.2%
28.7%

SG&A (GAAP)

FY 2022 ADJ. SG&A LEVERAGE



35.2%
13.2%
10.8%
-150 bps
32.9%
Freight costs: -50 bps
11.7%
10.5%
FY 2021
FY 2022
43.9%
40.0%

● Adj. SG&A% Excluding Media & Logistics ● Media % ● Total Adj. SG&A%

Freshpet defines Adjusted SG&A as SG&A expenses before depreciation and amortization, non-cash share-based compensation, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an enterprise resource planning ("ERP") system, loss of disposal of equipment and COVID-19 expenses.

FY 2022 VS FY 2021: RECONCILIATION OF PREVIOUS REPORTING METHOD TO NEW ADJ. EBITDA DEFINITION



FY 2021 ADJ. EBITDA
$43.0
($4.9)
($3.1)
$35.0
Prev. Method
Plant Start-up
Launch Expense
Adj. EBITDA



FY 2022 ADJ. EBITDA
$50.2
($26.1)
($4.1)
$20.1
Prev. Method
Plant Start-up
Launch Expense
Adj. EBITDA

Reconciliation of Adj. EBITDA to previous reporting method.

HOUSEHOLD PENETRATION & BUYING RATE


freshpet

CONTINUED GROWTH IN CONSUMER FRANCHISE;
APPROACHING 10MM HH'S

FRESHPET PENETRATION GROWTH



4,425,856
5,675,057
+28%
7,210,484
+27%
8,231,677
+14%
9,570,744
+16%
2018
2019
2020
2021
2022
Total Penetration

FRESHPET BUYING RATE



$55.52
$59.17
+7%
$69.73
+18%
$77.23
+11%
$87.94
+14%
2018
2019
2020
2021
2022
Total Buying Rate

Source: Numerator Panel data for the period ending 1/1/23

FRESHPET HEAVY/SUPER HEAVY **BUYERS CONTINUE TO INCREASE**

FRESHPET ULTRA/SUPER HEAVY/HEAVY BUYERS 5 YEAR TREND



Ultra/Super Heavy/Heavy Buyers:
Bought at least $40 in the most recent 10 weeks
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
$290
$270
$250
$230
$210
$190
$170
$150
1,110,452
$182.24
1,475,604
+33%
$188.43
2,100,249
+42%
$205.31
2,467,116
+17%
$222.99
3,230,480
+31%
$229.31
52WE 2019-01-06
52WE 2020-01-05
52WE 2021-01-03
52WE 2022-01-02
52WE 2023-01-01
FP RFG U/SH/H Buying HHs
FP RFG U/SH/H Buy Rate

FY 2023 GUIDANCE



2023 GUIDANCE: **FOCUS ON IMPROVING PROFITABILITY WHILE DRIVING GROWTH**

- **Volume cadence:** Shipment growth strongly tied to sequential consumption growth. Year-on-year growth trends skewed by trade inventory re-fill in 2022.
- **Advertising investment:** Investing >25% more in media. Front-loaded to jump start demand.
- **Adj. Gross Margin:** Gradually improving throughout the year as pricing takes hold and temporary inefficiencies are eliminated but partially offset by margin impact of lower volumes at start-up in Ennis.
- **Logistics costs:** Once bag line starts up in Ennis and can produce all sku's, expect to see steady improvement in logistics.

FRESHPET FINANCIAL PROJECTIONS


$800
$700
$600
$500
$400
$300
$200
$100
$0
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$595.3
$20.1
~$750.0
>$50.0
2022 Actual Results
2023 Guidance
Net Sales ($ millions)
Adj. EBITDA ($ millions)

2023 PLAN: **KEY GROWTH DRIVERS**


STAN, 79
PICKLES, 6

STRONG ADVERTISING INVESTMENT


freshpet
freshpet
Fresh

SIGNIFICANT INCREASE IN RETAIL PRESENCE


SPRING SPROUT
VITAL
freshpet
LARGE DOG

NEW PRODUCT LAUNCHES

2023 PLAN: **OPERATIONAL IMPROVEMENTS**


FOCUSED ON
CAPACITY

Ample capacity


FOCUSED ON
LOGISTICS

More efficient logistics


FOCUSED ON
QUALITY

Improved quality


FOCUSED ON
COMMODITY COST MANAGEMENT

Commodity costs in line with pricing

2023 GUIDANCE: **Q1 EXPECTATIONS**

- **Volume cadence:** Year-ago included the benefits of two price increases (11/21 and 2/22) and ~4 points of growth due to trade inventory re-fill that we will be lapping. Q1 2023 will be similar in net sales to Q4 2022 due to trade inventory re-fill being completed in Q4.
- **Advertising investment:** Very heavy advertising investment to drive renewed engagement and offset impact of last two price increases.
- **Adj. Gross Margin:** Significant start-up costs on Ennis bag line and sub-scale production on roll lines in PA and Ennis as we grow into the new capacity.
- **Logistics costs**: Q1 & Q2 will include significant transitory costs of shipping initial stocking inventory from Bethlehem to Dallas to support West Coast expansion.
- **Adj. EBITDA:** Q1 2023 will be modestly negative and represent the low point for the year due to plant start-up expenses, heavy marketing spend, transitory logistics costs, and lower initial fixed cost absorption at Ennis. Q2 will improve modestly due to higher volume.

CURRENT CONSUMPTION TRENDS


freshpet
ROASTED MEALS

3-YEAR STACKED **GROWTH IS REMARKABLY CONSISTENT**

NIELSEN MEGA-CHANNEL CONSUMPTION GROWTH 3-YEAR STACKED


Three Years Ago
Two Years Ago
Last year

Source: Nielsen Mega-Channel Data thru 2/11/23

STRONG GROWTH IN GROCERY AND MASS; **PET SPECIALTY BEGINNING TO REBOUND**

LATEST 13WK NIELSEN CONSUMPTION GROWTH


32%
36%
36%
10%
MegaChannel (xAOC+Pet Superstore)
Total US xAOC
Total US Food
Pet Superstores + PSP

Source: Nielsen consumption data thru 1/28/23

Q4 2022 VISIBILITY & AVAILABILITY



RETAIL AVAILABILITY **AT RECORD LEVELS**

FRESHPET TOTAL DISTRIBUTION POINTS (TDP'S)

NIELSEN MEGA-CHANNEL



1,100
1,000
900
800
700
600
500
977

STORE COUNT **CONTINUES TO GROW**



FRESHPET STORE COUNT
10,826
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,631
25,281
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Source: Internal data for the period ending 12/31/22

APPENDIX


freshpet
SELECT
ROASTED MEALS
TENDER CHICKEN RECIPE
freshpet
SELECT
freshpet
SELECT
freshpet
SELECT

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
	(Dollars in thousands)			
Gross Profit	$ 45,709	$ 41,216	$ 186,033	$ 162,146
Depreciation expense	6,566	4,649	20,774	16,545
Non-cash share-based compensation	2,505	1,182	7,293	4,152
COVID-19 expense (a)	—		—	1,753
Adjusted Gross Profit	**$ 54,780**	**$ 47,046**	**$ 214,100**	**$ 184,596**
Adjusted Gross Profit as a % of Net Sales	33.0%	40.6%	36.0%	43.4%

(a) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic included in cost of goods sold.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2022	2021	2022	2021
	(Dollars in thousands)			
SG&A expenses	$ 47,775	$ 48,854	$ 238,016	$ 186,809
Depreciation and amortization expense	3,565	3,330	13,781	13,923
Non-cash share-based compensation	3,178	5,300	18,799	20,846
Loss on disposal of equipment	193	482	396	1,000
Enterprise Resource Planning (a)	3,613	256	8,558	1,379
COVID-19 expense (b)	—	—	—	5
Organization changes (c)	—	—	734	—
Adjusted SG&A Expenses	**$ 37,227**	**$ 39,486**	**$ 195,748**	**$ 149,656**
Adjusted SG&A Expenses as a % of Net Sales	22.4%	34.1%	32.9%	35.2%

(a) Represents implementation, amortization of deferred implementation costs and other costs associated with the implementation of an ERP system.

(b) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs to mitigate potential supply chain disruptions during the pandemic included in SG&A.

(c) Represents transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET INCOME (LOSS) AND ADJUSTED EBITDA

	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
	(Dollars in thousands)			
Net loss	(2,918)	$ (9,265)	$ (59,494)	$ (29,699)
Depreciation and amortization	10,131	7,979	34,555	30,468
Interest expense	1,148	650	5,208	2,882
Income tax expense	159	114	282	162
EBITDA	**$ 8,520**	**$ (523)**	**$ (19,449)**	**$ 3,813**
Loss on equity method investment	$ 762	$ 881	$ 3,731	$ 2,005
Loss on disposal of equipment	193	482	396	1,000
Non-cash share-based compensation	5,683	6,482	26,092	24,998
Enterprise Resource Planning (a)	3,613	256	8,558	1,379
COVID-19 expense (b)	—	—	—	1,758
Organization changes (c)	—	—	734	—
Adjusted EBITDA	**$ 18,771**	**$ 7,578**	**$ 20,062**	**$ 34,953**
Adjusted EBITDA as a % of Net Sales	11.3%	6.5%	3.4%	8.2%

(a) Represents implementation, amortization of deferred implementation costs and other costs associated with the implementation of an ERP system.

(b) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic included in SG&A.

(c) Represents transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

Prior to September 30, 2022 the Company presented for the following items as adjustments to its non-GAAP metrics. Those details are provided again here for your convenience and for consideration in making comparisons to prior periods:

	FY 2022	FY 2021	FY 2020
	(Dollars in thousands)		
Plant start-up expense	$ 26,089	$ 4,868	$ 5,962
Launch expense	4,116	3,130	3,421

	Three Months Ended 12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
	(Dollars in thousands)							
Plant start-up expense	$ 8,033	$ 8,015	$ 5,293	$ 4,748	$ 1,306	$ 588	$ 1,130	$ 1,843
Launch expense	1,438	1,542	504	632	819	562	1,018	731

freshpet 2027

THE FUTURE IS FRESH

UNLEASHING GROWTH. SCALING PROFITS.

